THE KAUFMANN FUND, INC.

                   SUPPLEMENT TO PROSPECTUS, DATED MAY 1, 2000


         On October 20th, 2000, Edgemont Asset Management, Inc. ("Edgemont"), the investment adviser to The Kaufmann Fund, Inc. ("Kaufmann Fund"), reached a definitive agreement with Federated Investors, Inc. ("Federated") for the sale of Edgemont's advisory business to Federated. In connection with this sale, shareholders of the Kaufmann Fund will be asked to approve a reorganization of the Fund into the newly-created Federated Kaufmann Fund ("Reorganization"), which would be managed by Federated Investment Management Company, a Federated subsidiary. Hans P. Utsch and Lawrence Auriana, the sole owners of Edgemont and the current portfolio managers of the Kaufmann Fund, will enter into employment contracts under which they will continue as co-managers to be responsible for the day-to-day portfolio management of the Fund. The Federated Kaufmann Fund would have the same investment objectives and substantially the same policies as the Kaufmann Fund.

         The Kaufmann Fund's shareholders must approve the Reorganization before it can take place. At a meeting held on November 20th, 2000, the Kaufmann Fund's Board of Directors unanimously approved the Reorganization and recommended its approval by the Fund's shareholders. A Special Meeting of Shareholders of the Kaufmann Fund will be held on April 6th, 2001 to consider the approval of a Plan of Reorganization. Shareholders owning Kaufmann Fund shares at the close of business on the record date, January 8, 2001, will be entitled to vote at the Special Meeting and any adjournments thereof. These shareholders will receive a prospectus/proxy statement that describes the Reorganization and the features of the Federated Kaufmann Fund in more detail and that will seek shareholder approval of the Plan of Reorganization.

         If Kaufmann Fund shareholders approve the Reorganization, it is expected to be completed shortly thereafter, assuming other customary closing conditions are satisfied, sometime in April of 2001. The Reorganization is expected to be tax-free and Kaufmann Fund shareholders will not bear any expenses related to the Reorganization. As a result of the Reorganization, existing Kaufmann Fund shareholders would, in effect, have their shares converted into an equivalent number of Class K Shares of the Federated Kaufmann Fund.

         After the Reorganization, existing Kaufmann Fund shareholders will be able to buy Class K Shares of the Federated Kaufmann Fund without sales charges and would have the opportunity to invest without a sales charge in a wide variety of other funds managed by Federated and its affiliates.

         Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States. It advises 185 mutual funds and separate accounts, which totaled approximately $130 billion in assets as of September 30, 2000.

         The date of this Supplement is December 14, 2000.